Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Access Point Financial Inc. One Ravinia Drive, 9th Floor Atlanta, Georgia 30346

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Access Point Financial Inc. (the “Company”) and Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Users”) related to their evaluation of certain information with respect to a portfolio of hospitality receivables in connection with the proposed offering of Access Point Funding I 2017-A, LLC, Asset Backed Notes, Series 2017-A.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Users of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 11, 2017, representatives of the Company, provided us with a computer-generated data file and related record layout (the “Statistical Loan File”) containing data, as represented to us by the Company, as of the close of business on August 31, 2017, with respect to 141 hospitality loans.

At your instruction, we selected the 50 largest loans (the “Sample Loans”) based on the current unpaid principal balance field set forth on the Statistical Loan File and performed certain comparisons and recomputations relating to the loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (for informational purpose only)

2.      Note date (month and year)

3.      Original commitment amount

4.      Interest rate type (fixed/variable)

5.      Interest rate

6.      Interest only flag (yes/no)

7.      Maturity date (month and year)

8.      Original amortization term (months)

9.      Original term to maturity (months)

10.  Original interest only term (months)*

11.  First payment due date (month and year)*

12.  Current unpaid principal balance

13.  Obligor name

14.  City

15.  State

16.  Franchisor name

17.  Brand

18.  Closing date (month and year)

19.  Interest only end date (month and year)*

* If applicable

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through. 10. to the corresponding information set forth on or derived from the respective Promissory Note or amendments to the Promissory Note (collectively, the “Note”); Characteristics 11. and 12. to the Company’s servicer system that we accessed on October 12, 2017 and October 13, 2017 (the “Servicer System”) or servicer system screen shots, provided to us by the Company, (the “Servicing System Screen Shots”); Characteristics 13. through 15. to the “UW Memo;” Characteristics 16. and 17. to the UW Memo, Equipment Loan and Security Agreement or Loan Modification Memo (collectively, the “Franchisor Documentation”) and Characteristic 18. to the “Closing Statement.”

With respect to our comparison of Characteristic 19., we were instructed to recompute the interest only end date by subtracting (a) the original amortization term from (b) the maturity date (each as set forth on the Note).

The loan documents described above, including any information obtained from the servicer system, and any other related documents used in support of the Characteristics that were provided to us by representatives of the Company are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as set forth on the attached Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

This report is intended solely for your information and use as the Specified Users and is not intended to be and should not be used by anyone other than these Specified Users. It is not to be distributed, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with or referred to in whole or in part in any other document.

Yours truly,

/s/ Deloitte & Touche LLP

October 30, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2017.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in first payment due date.
2	One difference in interest only end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents

1	7038701	First payment due date	2/2016	4/2016
2	178	Interest only end date	10/2018	11/2018

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.